Exhibit 99.1

BioTime, Inc. and Hepregen Corporation Form Ascendance Biotechnology, Inc. to Address the In Vitro Cell Biology Market

  Combination of BioTime’s ESI BIO Division and Hepregen to Focus on Next-Generation Metabolism and Safety Screening of New Drugs and Chemicals
  Provides Access to Hepregen’s Current Customer Base of Major Pharmaceutical and Chemical Companies
  BioTime Retains Cell Therapy Opportunities While Gaining Entry to Drug Screening Industry

ALAMEDA, Calif. & MEDFORD, Mass.--(BUSINESS WIRE)--November 6, 2015--BioTime, Inc. (NYSE MKT and TASE: BTX), a clinical-stage regenerative medicine company, and Hepregen Corporation, a privately held company engaged in the development and marketing of proprietary drug screening products, today announced the formation of Ascendance Biotechnology, Inc. (“Ascendance”). Ascendance combines Hepregen’s application-directed, cellular micro-patterning drug and chemical screening technologies with BioTime’s ESI BIO research products and proprietary stem cell technologies. This asset combination will allow Ascendance to offer a broad portfolio of current and new stem-cell-derived assays and other products and services to Hepregen’s major pharmaceutical and chemical company customers.

Ascendance will continue to market Hepregen’s well-known HepatoPac® and HepatoMune® micro-patterned liver products, and plans to develop new and unique cell-based and micro-patterned products using BioTime’s stem cell technologies and broad intellectual property and product portfolio, including BioTime’s PureStem® embryonic progenitors and ESI embryonic stem cells. Ascendance expects that its first stem cell-based product will be targeted to important testing and assay applications in the pharmaceutical and chemical industries. Ascendance also expects to develop additional stem-cell-derived products that will be useful for toxicity testing in the cosmetic, environmental, and food industries.

Ascendance will be led by Hepregen’s Chief Executive Officer, Dr. Vincent R. Zurawski, Jr., a pioneer in the biotechnology industry, who was a co-founder of Centocor, Inc. Centocor was one of the first companies to commercialize monoclonal antibodies for diagnostic and therapeutic use, and was acquired by Johnson & Johnson in 1999 for more than $5 billion. Dr. Zurawski stated, “Ascendance will combine Hepregen’s proprietary technology and BioTime’s proprietary cell lines and technology to provide its clients in the pharmaceutical and chemical industries with an enhanced portfolio of next-generation, drug-development and safety-testing products and services comprised of both liver cells and additional cell types. Also, the combination of Hepregen and BioTime technologies may provide Ascendance with a potential path to the development of new drug products in collaboration with biopharma companies.”

According to Jeffrey Janus, previously President of BioTime’s ESI BIO division and now President of Ascendance, “The formation of Ascendance gives BioTime’s shareholders a two-fold benefit. It will provide BioTime’s cell-based products with a pathway to the pharmaceutical drug screening marketplace while providing a new source of revenues through the sale of the Hepregen line of assay products and new products slated for development by Ascendance. In addition, BioTime is retaining the rights to any cell-based therapeutic products generated by clinical researchers using BioTime’s stem cells and hydrogels.”

“Forming Ascendance as an independent company responsible for its own funding, and with its own sales and marketing capabilities, is aligned with our commitment to focus on therapeutics while allowing BioTime investors the opportunity to benefit from our extensive portfolio of technologies and intellectual property. Our ownership of part of Ascendance will allow our shareholders to benefit from the rapid growth of the large market for products used in drug efficacy screening and safety testing,” said Adi Mohanty, BioTime’s co-Chief Executive Officer.

Detailed financial terms of the transaction, and Hepregen’s historical revenue growth, are not being disclosed at this time. In exchange for its contribution of certain assets relating to its research products and related patents and technology, BioTime will acquire a majority equity position in Ascendance.

About BioTime

BioTime, Inc., a pioneer in regenerative medicine, is a clinical-stage biotechnology company. BioTime and its subsidiaries are leveraging their industry-leading experience in pluripotent stem cell technology and a broad intellectual property portfolio to facilitate the development and use of cell-based therapies and gene marker-based molecular diagnostics for major diseases and degenerative conditions for which there presently are no cures. The lead clinical programs of BioTime and its subsidiaries include OpRegen®, currently in a Phase I/IIa trial for the treatment of the dry form of age-related macular degeneration; AST-OPC1, currently in a Phase I/IIa trial for spinal cord injuries; Renevia™, currently in a pivotal trial in Europe as an injectable matrix for the engraftment of transplanted cells to treat HIV-related lipoatrophy; and cancer diagnostics, nearing the completion of initial clinical studies for the detection of lung, bladder, and breast cancers. AST-VAC2, a cancer vaccine, is in the pre-clinical trial stage.

BioTime’s subsidiaries include the publicly traded Asterias Biotherapeutics, Inc. (NYSE MKT: AST), developing pluripotent stem cell-based therapies in neurology and oncology, including AST-OPC1 and AST-VAC2; Cell Cure Neurosciences Ltd., developing stem cell-based therapies for retinal and neurological disorders, including OpRegen®; OncoCyte Corporation, developing cancer diagnostics; LifeMap Sciences, Inc., developing and marketing an integrated online database resource for biomedical and stem cell research; LifeMap Solutions, Inc., a subsidiary of LifeMap Sciences, developing mobile health (mHealth) products; ES Cell International Pte Ltd, which has developed cGMP-compliant human embryonic stem cell lines that are being marketed by BioTime for research purposes under the ESI BIO branding program; OrthoCyte Corporation, developing therapies to treat orthopedic disorders, diseases, and injuries; and ReCyte Therapeutics, Inc., developing therapies to treat a variety of cardiovascular and related ischemic disorders.

BioTime common stock is traded on the NYSE MKT and TASE under the symbol BTX. For more information, please visit www.biotimeinc.com or connect with the company on Twitter, LinkedIn, Facebook, YouTube, and Google+.

About Hepregen

Hepregen Corporation has been a leader in innovating unique and proprietary bioengineered micro-liver platforms for use in environmental testing, preventive care, and product development in the pharmaceutical and biopharmaceutical, diagnostic, cosmetics, and chemical industries. The company’s micro-liver HepatoPac® and HepatoMune® cell-based assays are intended to drive a paradigm shift in drug development. The utility of Hepregen’s human, rat, monkey, dog, and multi-species/multi-donor HepatoPac® and HepatoMune® application-directed products has been validated in collaboration with investigators at several well-known pharmaceutical companies. Hepregen was founded and initially capitalized by Battelle Ventures and Innovation Valley Partners with technology licensed from the Massachusetts Institute of Technology. The technology was developed by Professor Sangeeta Bhatia, a world renowned expert and leader in liver bioengineering for life science and therapeutic applications, and her associate, Dr. Salman Khetani.

Forward-Looking Statements

Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Ascendance Biotechnology, BioTime and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of Ascendance and BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime’s Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

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CONTACT:
BioTime, Inc.
Dan L. Lawrence, 510-775-0510
dlawrence@biotimemail.com
or
Hepregen Corporation
Deborah Bender, 781-391-0205
dbender@hepregen.com
or
Ascendance
Stephanie Camacho
scamacho@biotimeinc.com
or
EVC Group, Inc.
Michael Polyviou, 646-445-4800
mpolyviou@evcgroup.com
or
Media Contact:
Gotham Communications, LLC
Bill Douglass, 646-504-0890
bill@gothamcomm.com
or
Israel Contact:
Gelbart-Kahana Investor Relations
Zeev Gelbart, +972-3-6074717
zeevg@gk-biz.com